UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2010

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 12, 2010, the Company's Board of Directors has elected Dr. Erik Brynjolfsson as a member of the Board of Directors of the Company and has appointed him as a member of the Audit Committee of the Board.  A copy of the press release announcing the election of Dr. Brynjolfsson is attached hereto as Exhibit 99.1 and is incorporated herein by reference and made a part hereof.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 12, 2010, the Company's Board of Directors amended the first sentence of Article III, Section 1 of the Bylaws to increase the number of directorships on the Board from nine to ten.  As amended, the first sentence of Article III, Section 1 reads as follows:

“The exact number of directors that shall constitute the authorized number of members of the Board shall be ten (10) all of whom shall be at least 18 years of age.”

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1.

Item 8.01. Other Events

On December 13, 2010, the Company’s Board of Directors declared a dividend of $0.20 per share for the quarter ended October 1, 2010, payable on January 13, 2011 to the holders of record of the Company’s common stock as of the close of business on December 23, 2010. The dividend represents a 33% increase, or 5 cents per share, compared to the prior quarterly dividend of $0.15 per share. A copy of the press release announcing the declaration of the dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference and made a part hereof.

On December 13, 2010, the Company 's Board of Directors approved a share repurchase program authorizing up to $1 billion in share repurchases of the Company's outstanding common stock.  The Company expects to implement the program through purchases made in open market transactions in compliance with Securities and Exchange Commission Rule 10b-18, subject to market conditions, and applicable state and federal legal requirements. A copy of the press release announcing the share repurchase program is attached hereto as Exhibit 99.3 and is incorporated herein by reference and made a part hereof.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is filed herewith:

Exhibit No.                    Description
3.1                                  Amended and Restated Bylaws, effective December 12, 2010
99.1                                Press Release, dated December 13, 2010 (Election of Dr. Erik Brynjolfsson)
99.2                                Press Release, dated December 13, 2010 (Dividend Declaration)
99.3                                Press Release, dated December 13, 2010 (Share Repurchase Program)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: December 13, 2010	By /s/ Michael J. Mancuso
Michael J. Mancuso
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.                    Description
3.1                                  Amended and Restated Bylaws, effective December 12, 2010
99.1                                Press Release, dated December 13, 2010 (Election of Dr. Erik Brynjolfsson)
99.2                                Press Release, dated December 13, 2010 (Dividend Declaration)
99.3                                Press Release, dated December 13, 2010 (Share Repurchase Program)